EXHIBIT 4

DRYCLEAN USA

Clean Across America®

NUMBER

DC 0606

SHARES

DRYCLEAN USA, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK

CUSIP 262432 10 7

CUSIP 29414M 10 0

THIS CERTIFIES that

is the owner of

full-paid and non-assessable shares of the par value of Two and one-half Cents ($.025) each of the COMMON STOCK of

DRYCLEAN USA, Inc.

NAME CHANGED TO EnviroStar, Inc.

transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and of the By-laws of the Corporation and of all amendments thereto, to all of which the holder, by acceptance hereof, assents.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

Lloyd Frank
Secretary

DRYCLEAN USA, Inc. CORPORATE SEAL 1963 DELAWARE

President

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

© SECURITY-COLUMBIAN UNITED STATES BANKNOTE CORPORATION

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE DESIGNATIONS , POWERS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPEC IAL RIGHTS OF EACH CL ASS OF STOCK OR SERI ES T HE REOF OF THE C ORPORATION, AN D THE QUALIFICATIONS, LlMlTATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS . SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT. For Value Received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGN EE ,-I (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS. INCLUDING ZIP CODE. OF ASSIGNEE) __________________________________________________________________ Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the with in named Corporation with full power of substitution in th e premises. Dated X NOTICE: b~~~~~~:~7~T~~~~;~~~~UM~~~ ~~Ts:o~R~~~~~~~:~T~~~~~~:~~~~E:N~~A~~:~~A~~v~: Signature( s) Guaranteed: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS. STOCKBROKERS. SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) , PURSUANT TO S.E. C. RULE 17Ad·15.